SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 22, 2006
                                 --------------
                                Date of Report
                       (Date of Earliest Event Reported)

                             PCS EDVENTURES!.COM, INC.
                             -------------------------
            (Exact Name of Registrant as Specified in its Charter)

        IDAHO                   000-49990              82-0475383
        -----                   ---------              ----------
     (State or other       (Commission File No.)   (IRS Employer I.D. No.)
      Jurisdiction)

                          345 Bobwhite Court, Suite 200
                               Boise, Idaho 83706
                               ------------------
                      (Address of Principal Executive Offices)

                                 (208) 343-3110
                                 --------------
                           Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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Item 5.03. Amendments to Articles of Incorporation or Bylaws, Change in Fiscal
Year

     a) (1) The change in the Company's Bylaws is effective August 16, 2006.
          (2) Article II, Section 7 - Quorum of the Company's Bylaws was amended to read as follows:

          A majority of the outstanding shares of the corporation be entitled to vote, represented in person or by proxy at a meeting, shall constitute a quorum at a meeting of shareholders. The shareholders present at a duly organized and convened meeting where a quorum has been present can continue to do business as a quorum until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. If a quorum is present, action on any matter (other than the election of directors), is approved if the votes cast in favor of the action exceed votes cast in opposition of the matter, unless the vote of the greater number of voting by classes is required by these Bylaws or the Articles of Incorporation.

          Article II, Section 7 - Quorum of the Company's Bylaws was previously as follows:

          A majority of the outstanding shares of the corporation be entitled to vote, represented in person or by proxy at a meeting, shall constitute a quorum at a meeting of shareholders. The shareholders present at a duly organized and convened meeting where a quorum has been present can continue to do business as a quorum until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of the greater number of voting by classes is required by these Bylaws or the Articles of Incorporation.

     b)   Not applicable.

Item 9.01 Financial Statement and Exhibits.

     Exhibit No.        Exhibit Description
     -----------        --------------------

     3(ii)              Second Amended Bylaws of PCS Edventures!.com, Inc.
     99.1               Board Minutes of August 15 2006

                * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PCS EDVENTURES!.COM, INC.



Date: 8/22/2006                    /s/Anthony A. Maher
      ---------                    ----------------------------
                                   Anthony A. Maher, CEO, President and
                                   Chairman of the Board of Directors
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